Exhibit 99.1

Ainos Secures $2.1 Million Order With ASE for First Deployment of AI Nose in Semiconductor Manufacturing Setting

First Revenue-Generating Milestone for AI Nose Smell Language Model in High-Value Industrial Applications

Ainos Building Commercial Momentum with Multi-Site Deployments Underway in Japan and Taiwan

San Diego, CA – August 6, 2025 – Ainos, Inc. (NASDAQ:AIMD)(NASDAQ:AIMDW) (“Ainos” or the “Company”), a leader in AI-powered scent digitization, today announced it has secured a three-year subscription-based order valued at $2.1 million with ASE Technology Holding Co., Ltd. (“ASEH”), the world’s largest provider of semiconductor assembly and test services. The agreement represents the first commercial success of Ainos’ proprietary AI Nose platform in semiconductor manufacturing.

Under the agreement, Ainos will deploy 1,400 AI Nose units across ASEH’s three major manufacturing sites in Taiwan—Kaohsiung, Zhongli, and SPIL. Through this rollout, Ainos will launch its SmellTech-as-a-Service model to enhance ASEH’s smart manufacturing initiatives, enabling AI-powered scent intelligence designed to improve process stability, support predictive maintenance, and increase operational safety.

This milestone marks the first revenue-generating order for AI Nose in the industrial market. It is the second commercial success, following its first revenue in the senior care sector during 1Q 2025. Together, these developments validate Ainos’ strategic focus on labor-constrained, sensor-intensive environments where traditional sensing modalities fall short.

“We’re executing with speed and precision,” said Eddy Tsai, Chairman and CEO of Ainos. “This initial deployment proves AI Nose’s real-world value—and it’s just the beginning. We’re expanding SmellTech into high-impact industrial applications. Next, we’ll begin pilot deployments at seven sites in Japan with our robotics partner ugo, Inc., strengthening our presence in that market. In Taiwan, we’re advancing multi-site rollouts with Kenmec, and Solomon. We’re actively delivering on our global commercialization roadmap, and the second half of 2025 will be a defining chapter as we scale across Asia.”

The agreement follows Ainos’ previous announcement of an expanded strategic partnership with ASEH. Today’s milestone represents the transition of that partnership into commercial deployment, reinforcing customer confidence and platform maturity.

Ainos identified the ASEH deployment as a core deliverable in its 90-day execution plan, outlined in its previous corporate update. The plan focuses on converting strategic partnerships into active deployments, generating recurring revenue, and accelerating data acquisition to improve model performance across real-world environments. Deployments in Japan and Taiwan support this data flywheel, strengthening Ainos’ AI model training pipeline for global applications.

The global electronic nose (e-Nose) market is projected to grow from $29.8 billion in 2025 to $76.5 billion by 2032, with industrial monitoring leading demand. Ainos is positioning AI Nose not just as a sensor, but as a trainable AI platform—capable of digitizing scent into machine-readable Smell ID data. Powered by its proprietary smell language model (SLM), AI Nose shows exciting potential to become a scent-based LLM, capable of classifying, interpreting, and contextualizing complex olfactory signals.

“Scent is emerging as AI’s next token—just as words power LLMs and pixels fuel vision AI, scent data will define the next wave of machine perception,” Tsai added. “With AI Nose, we’re understanding, classifying, and acting on olfactory information.”

This agreement further strengthens Ainos’ footprint in Asia’s advanced manufacturing base and reinforces its position as a first mover in SmellTech—an underdeveloped but high-impact frontier in artificial intelligence. Headquartered in the U.S. and working alongside partners across Taiwan, Japan, and the global industrial ecosystem, Ainos is accelerating the commercialization of AI-powered olfaction.

About AI Nose

AI Nose digitizes scent into Smell ID, an AI-driven scent intelligence. This full-stack electronic nose (e-nose) platform combines precision MEMS sensor arrays with proprietary AI algorithms, aiming to detect scent at parts-per-billion (ppb) sensitivity. Smell ID then converts analog scent data into actionable insights, while the proprietary smell language model (SLM) learns complex scent patterns. Backed by a 13-year scent data moat and deep medtech expertise, AI Nose aims to deliver continuous monitoring, predictive analytics, and instant alerts to boost safety, quality, and efficiency. To be delivered as SmellTech-as-a-Service, it aims to offer subscription access to ongoing scent intelligence, analytics, and real-time alerts, turning the invisible into strategic advantage.

About Ainos, Inc.

Ainos, Inc. (NASDAQ: AIMD) is a dual-platform AI and biotech company pioneering smelltech and immune therapeutics. Its AI Nose platform and smell language model (SLM) digitize scent into Smell ID, a machine-readable data format, powering intelligent sensing across robotics, smart factories, and healthcare. The company also develops VELDONA®, a low-dose oral interferon targeting rare, autoimmune, and infectious diseases. Ainos, a fusion of “AI” and “Nose,” is redefining machine perception for the sensory age. To learn more, visit https://www.ainos.com. Follow Ainos on X, formerly known as Twitter, (@AinosInc) and LinkedIn to stay up-to-date.

About ASE Technology Holding Co., Ltd.

ASE Technology Holding is the leading provider of semiconductor manufacturing services in assembly and test. ASEH develops and offers complete turnkey solutions covering front-end engineering test, wafer probing and final test, as well as packaging, materials and electronic manufacturing services through USI with superior technologies, breakthrough innovations, and advanced development programs. With advanced technological capabilities and a global presence spanning Taiwan, China, South Korea, Japan, Singapore, Malaysia, Philippines, Vietnam, Mexico, and Tunisia as well as the United States and Europe, ASEH has established a reputation for reliable, high quality products and services. For more information, please visit https://www.aseglobal.com.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are a number of important factors that could cause actual results, developments, business decisions or other events to differ materially from those contemplated by the forward-looking statements in this press release. These factors include, among other things, our expectation that we will incur net losses for the foreseeable future; our ability to become profitable; our ability to raise additional capital to continue our product development; our ability to accurately predict our future operating results; our ability to advance our current or future product candidates through clinical trials, obtain marketing approval and ultimately commercialize any product candidates we develop; the ability to obtain and maintain regulatory approval of our product candidates; delays in completing the development and commercialization of our current and future product candidates; developing and commercializing additional products, including diagnostic testing devices; our ability to compete in the marketplace; compliance with applicable laws, regulations and tariffs, and factors described in the Risk Factors section of our public filings with the Securities and Exchange Commission (SEC). Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable law, the Company undertakes no obligation to update or revise these statements, whether as a result of any new information, future events and developments or otherwise.

Contact Information

Feifei Shen
ir@ainos.com